Correctional Services Corporation

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Correctional Services Corporation, (the “Company”) on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bernard A. Wagner Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BERNARD A. WAGNER

Bernard A. Wagner Senior Vice President and Chief Financial Officer May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Bernard A. Wagner and will be retained by Correctional Services Corporation and furnished to the Securities and Exchange Commission or its staff upon request.